As filed with the Securities and Exchange Commission on October 6, 2022

Registration No. 333-262167

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-1/A

  (Pre-Effective Amendment No. 6)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

INFINITE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	7372	52-1490422
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Infinite Group, Inc.

175 Sully’s Trail, Suite 202

Pittsford, New York 14534

(585) 385-0610

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

James Villa

Chief Executive Officer

Infinite Group, Inc.

175 Sully’s Trail, Suite 202

Pittsford, New York 14534

(585) 385-0610

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Alexander R. McClean, Esq. C. Christopher Murillo, Esq. Harter Secrest & Emery LLP 1600 Bausch & Lomb Place Rochester, New York 14604 (585) 232-6500	Anthony W. Basch, Esq. J. Britton Williston, Esq. Kaufman & Canoles, P.C. 1021 East Cary Street, Suite 1400 Richmond, Virginia 23219 (804) 771-5700

Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated Filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

_______________________________________

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Infinite Group, Inc. is filing this Amendment No. 6 to its Registration Statement on Form S-1 (File No. 333-262167) as an exhibits-only filing. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

Item 16. Exhibits and Financial Statement Schedules

The following exhibits to this registration statement included in the Index to Exhibits are incorporated by reference.

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Form of Underwriting Agreement (incorporated by reference to Amendment No. 4 to the Company's Registration Statement on Form S-1 filed on September 9, 2022)
3.1	Certificate of Incorporation of the Company dated April 29, 1993 (incorporated herein by reference from the Company’s Registration Statement on Form S-1 (File# 33-61856).
3.2

Certificate of Amendment of Certificate of Incorporation dated December 31, 1997 (incorporated herein by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997).

3.3

Certificate of Amendment of Certificate of Incorporation dated February 3, 1999 (incorporated herein by reference to Exhibit 3.3 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998).

3.4

Certificate of Amendment of Certificate of Incorporation dated February 28, 2006 (incorporated herein by reference to Exhibit 3.4 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005).

3.5	By-Laws of the Registrant (incorporated herein by reference from the Company’s Registration Statement on Form S-1 (File# 33-61856).
3.7

Form of Certificate of Amendment of Certificate Incorporation of the Registrant (Proposed Reverse Stock Split) (incorporated herein by reference to Company’s Registration Statement on Form S-1 filed on January 14, 2022).

4.1	Specimen Stock Certificate (incorporated herein by reference from the Company’s Registration Statement on Form S-1 (File# 33-61856).
4.2	Form of Redeemable Warrant (incorporated by reference to Amendment No. 5 to the Company’s Registration Statement of Form S-1 filed on September 20, 2022)
4.3	Form of Pre-funded Warrant (incorporated by reference to Amendment No. 4 to the Company's Registration Statement on Form S-1 filed on September 9, 2022 )
4.4	Form of Underwriter’s Warrant (incorporated by reference to Amendment No. 2 to the Company's Registration Statement on Form S-1 filed on May 4, 2022 )
4.5	Form of Warrant Agent Agreement (Redeemable Warrants) (incorporated by reference to Amendment No. 4 to the Company's Registration Statement on Form S-1 filed on September 9, 2022 )
4.6	Form of Warrant Agent Agreement (Pre-funded Warrants) (incorporated by reference to Amendment No. 4 to the Company's Registration Statement on Form S-1 filed on September 9, 2022 )
5.1*	Opinion of Harter Secrest & Emery, LLP
10.1†	2009 Stock Option Plan (incorporated herein by reference to Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008).

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10.2	Form of Stock Option Agreement (incorporated herein by reference from the Company’s Registration Statement on Form S-1 (File# 33-61856).
10.3	Promissory Note dated August 13, 2003 in favor of Carle C. Conway (incorporated herein by reference to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002).
10.4

Modification Agreement No. 3 to Promissory Notes between Allan Robbins and the Company dated October 1, 2005 (incorporated herein by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005).

10.5

Collateral Security Agreement between the Company and Northwest Hampton Holdings, LLC dated February 15, 2006 (incorporated herein by reference to Exhibit 10.26 to the Company’s Annual Report on Form 10- KSB for the fiscal year ended December 31, 2005).

10.6

Collateral Security Agreement between the Company and Allan Robbins dated February 15, 2006 (incorporated herein by reference to Exhibit 10.27 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005).

10.7

Purchase and Sale Agreement between the Company and Amerisource Funding, Inc. dated May 21, 2004 (incorporated herein by reference to Exhibit 10.22 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006).

10.8

Account Modification Agreement between the Company and Amerisource Funding, Inc. dated August 5, 2005 (incorporated herein by reference to Exhibit 10.33 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006).

10.9

Promissory Note between Northwest Hampton Holdings, LLC and the Company dated September 30, 2009 (incorporated herein by reference to Exhibit 10.27 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009).

10.10

Demand Promissory Note between Allan M. Robbins and the Company dated August 13, 2010 (incorporated herein by reference to Exhibit 10.31 to the Company’s Quarter Report on Form 10-Q for the quarterly period ended September 30, 2010).

10.11

Stock Option Agreement between the Company and Donald W. Reeve dated September 5, 2013 (incorporated herein by reference to Exhibit 10.33 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014).

10.12

Stock Option Agreement between the Company and Donald W. Reeve dated December 1, 2014 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 4, 2014).

10.13

Software Assets Purchase Agreement between the Company and UberScan, LLC and Christopher B. Karr and Duane Pfeiffer (incorporated herein by reference to Exhibit 10.35 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014).

10.14

Amendment to Promissory Note between the Company and Northwest Hampton Holdings, LLC dated December 31, 2015 (incorporated herein by reference to Exhibit 10.41 to the Company’s Current report on Form 10-K for the fiscal year ended December 31, 2017).

10.15

Promissory Note between the Company and James Leonardo Managing Member of a Limited Liability Corporation to be formed dated March 14, 2016 (incorporated herein by reference to Exhibit 10.38 to the Company’s Current report on Form 10-K for the fiscal year ended December 31, 2017).

10.16

Stock Option Agreement between the Company and Donald W. Reeve dated September 30, 2016 (incorporated herein by reference to Exhibit 10.2 to the Company’s Quarter Report on Form 10-Q for the quarterly period ended September 30, 2016).

10.17

Line of Credit and Note Agreement between the Company and Andrew Hoyen dated July 18, 2017 (incorporated herein by reference to Exhibit 10.1 to the Company’s Quarter Report on Form 10-Q for the quarterly period ended June 30, 2017).

10.18

Stock option agreement between the Company and Andrew Hoyen dated July 18, 2017 for 400,000 common shares (incorporated herein by reference to Exhibit 10.2 to the Company’s Quarter Report on Form 10-Q for the quarterly period ended June 30, 2017).

10.19

Stock option agreement between the Company and Andrew Hoyen dated July 18, 2017 for 100,000 common shares (incorporated herein by reference to Exhibit 10.3 to the Company’s Quarter Report on Form 10-Q for the quarterly period ended June 30, 2017).

10.20

Line of Credit and Note Agreement between the Company and Harry Hoyen dated September 21, 2017 (incorporated herein by reference to Exhibit 10.1 to the Company’s Quarter Report on Form 10-Q for the quarterly period ended September 30, 2017).

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10.21

Amendment to Promissory Note between the Company and Northwest Hampton Holdings, LLC dated December 8, 2016 (incorporated herein by reference to Exhibit 10.43 to the Company’s Current report on Form 10-K for the fiscal year ended December 31, 2017).

10.22

Modification #1 to Line of Credit Note and Agreement between Harry Hoyen and the Company dated December 28, 2017 (incorporated herein by reference to Exhibit 10.44 to the Company’s Current report on Form 10-K for the fiscal year ended December 31, 2017).

10.23

Stock option agreement between the Company and Harry Hoyen dated December 28, 2017 for 400,000 common shares (incorporated herein by reference to Exhibit 10.45 to the Company’s Current report on Form 10-K for the fiscal year ended December 31, 2017).

10.24

Stock option agreement between the Company and Harry A. Hoyen III dated May 14, 2019 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 16, 2019).

10.25†	2019 Stock Option Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 22, 2019).
10.26

Stock option agreement between the Company and Andrew Hoyen dated December 10, 2019 (incorporated herein by reference to Exhibit 10.49 to the Company’s Current report on Form 10-K for the fiscal year ended December 31, 2019).

10.27

Stock Option Agreement between the Company and Donald W. Reeve dated December 23, 2019 (incorporated herein by reference to Exhibit 10.50 to the Company’s Current report on Form 10-K for the fiscal year ended December 31, 2019).

10.28

Stock Option Agreement between the Company and James Villa dated December 23, 2019 (incorporated herein by reference to Exhibit 10.51 to the Company’s Current report on Form 10-K for the fiscal year ended December 31, 2019).

10.29

Stock option agreement between the Company and Andrew Hoyen dated December 23, 2019 (incorporated herein by reference to Exhibit 10.52 to the Company’s Current report on Form 10-K for the fiscal year ended December 31, 2019).

10.30

Small Business Administration Note Payable Agreement with Upstate Bank (incorporated herein by reference to Exhibit 10.1 to the Company’s Quarter Report on Form 10-Q for the quarterly period ended March 31, 2020).

10.31†	2020 Stock Option Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s Quarter Report on Form 10-Q for the quarterly period ended March 31, 2020).
10.32

Amendment to Promissory Note between the Company and Northwest Hampton Holdings, LLC dated November 17, 2020 (incorporated herein by reference to Exhibit 10.55 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020).

10.33

Promissory Note between Donald Reeve and the Company dated December 30, 2020 (incorporated herein by reference to Exhibit 10.56 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020).

10.34

Second Amended Settlement Agreement between the Company and the Pension Benefit Guaranty Corporation dated April 12, 2021 (incorporate herein by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 17, 2021).

10.35

Stock Purchase Agreement, dated November 3, 2021, by and between the Company and Mast Hill Fund, L.P. (incorporated herein by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 15, 2021).

10.36	Promissory Note, issued November 3, 2021, by the Company to Mast Hill Fund, L.P. (incorporated herein by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q on November 15, 2021).
10.37	Warrant, issued November 3, 2021, by the Company to Mast Hill Fund, L.P. (incorporated herein by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on November 15, 2021).
10.38

Warrant, issued November 3, 2021, by the Company to J.H. Darbie & Co., Inc. (incorporated herein by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed on November 15, 2021).

10.39

Subscription Agreement, dated November 2, 2021, by and between the Company and Richard Popper (incorporated herein by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed on November 15, 2021).

10.40

Form of Indemnification Agreement between the Registrant and each of its directors and executive officers. (incorporated by reference to Amendment No. 2 to the Company's Registration Statement on Form S-1 filed on May 4, 2022 )

10.41†	2021 Equity Incentive Plan (incorporated herein by reference to Company’s Registration Statement on Form S-1 filed on January 14, 2022).

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10.42

Stock Purchase Agreement, dated February 11, 2022, by and between the Company and Mast Hill Fund, L.P. (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 18, 2022).

10.43

Promissory Note, issued February 11, 2022, by the Company to Mast Hill Fund, L.P. (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 18, 2022).

10.44	Warrant, issued February 11, 2022, by the Company to Mast Hill Fund, L.P. (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on February 18, 2022).
10.45	Warrant, issued February 11, 2022, by the Company to J.H. Darbie & Co., Inc. (incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on February 18, 2022).
10.46

Amendment No. 1, dated February 18, 2022, by and between the Company and Mast Hill Fund, L.P. (incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on February 18, 2022).

10.47

Modification Agreement to Promissory Note originally dated December 30, 2020 between the Company and Donald Reeve dated March 31, 2022 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 1, 2022)

10.48

Modification Agreement to Promissory Note originally dated May 25, 2021 between the Company and Donald Reeve dated March 31, 2022 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 1, 2022)

10.49

Stock Purchase Agreement, dated April 12, 2022, by and between the Company and Talos Victory Fund, LLC (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 15, 2022).

10.50

Promissory Note, issued April 12, 2022, by the Company to Talos Victory Fund, LLC (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 15, 2022).

10.51	Warrant, issued April 12, 2022, by the Company to Talos Victory Fund, LLC (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on April 15, 2022).
10.52	Warrant, issued April 12, 2022, by the Company to J.H. Darbie & Co., Inc. (incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on April 15, 2022).
10.53

Stock Purchase Agreement, dated May 27, 2022, by and between the Company and Mast Hill Fund, L.P. (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 3, 2022).

10.54	Promissory Note, issued May 27, 2022, by the Company to Mast Hill Fund, L.P. (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 3, 2022).
10.55	Warrant, issued May 27, 2022, by the Company to Mast Hill Fund, L.P. (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on June 3, 2022).
10.56	Warrant, issued May 27, 2022, by the Company to J.H. Darbie & Co., Inc. (incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on June 3, 2022).
10.57

Modification Agreement to Promissory Note originally dated December 30, 2020 between the Company and Donald Reeve dated June 30, 2022 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 7, 2022).

10.58

Modification Agreement to Promissory Note originally dated May 25, 2021 between the Company and Donald Reeve dated June 30, 2022 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 7, 2022).

10.59

Modification Agreement to Line of Credit Note and Agreement originally dated July 17, 2017 between the Company and Andrew Hoyen dated July 29, 2022 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8--K filed on August 4, 2022).

10.60	Loan Agreement between the Company and Celtic Bank dated August 8, 2022 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8--K filed on August 12, 2022)..
10.61

Modification Agreement to Promissory Note originally dated December 30, 2020 between the Company and Donald Reeve dated September 6, 2022 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 8, 2022).

10.62

Modification Agreement to Promissory Note originally dated May 25, 2021 between the Company and Donald Reeve dated September 6, 2022 (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 8, 2022).

14	Form of Code of Business Conduct and Ethics (incorporated herein by reference to Company’s Registration Statement on Form S-1 filed on January 14, 2022).
21.1	Subsidiary of the Registrant (incorporated herein by reference to Company’s Registration Statement on Form S-1 filed on January 14, 2022).
23.1

Consent of Freed Maxick CPAs, P.C., independent registered public accounting firm (incorporated by reference to Amendment No. 5 to the Company’s Registration Statement of Form S-1 filed on September 20, 2022)

23.2*	Consent of Harter Secrest & Emery, LLP (included in Exhibit 5.1)

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24.1	Power of Attorney (incorporated herein by reference to the signature page of the Company’s Registration Statement on Form S-1 filed on January 14, 2022)
99.1	Form of Audit Committee Charter (incorporated herein by reference to Company’s Registration Statement on Form S-1 filed on January 14, 2022).
99.2	Form of Compensation Committee Charter (incorporated herein by reference to Company’s Registration Statement on Form S-1 filed on January 14, 2022).
99.3	Form of Nominating and Corporate Governance Committee Charter (incorporated herein by reference to Company’s Registration Statement on Form S-1 filed on January 14, 2022).
99.4	Consent of Kenneth Edwards (incorporated herein by reference to Company’s Registration Statement on Form S-1 filed on January 14, 2022).
99.5	Consent of Teresa Bair (incorporated herein by reference to Company’s Registration Statement on Form S-1 filed on January 14, 2022).
107	Filing Fee Table (incorporated by reference to Amendment No. 5 to the Company’s Registration Statement of Form S-1 filed on September 20, 2022)

*	Filed herewith.

†	Management contract or compensatory plan or arrangement

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 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized in the Town of Pittsford, State of New York, on October 6, 2022.

INFINITE GROUP, INC.

/s/ James Villa
James Villa
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James Villa	Chief Executive Officer and Director	October 6, 2022
James Villa	(Principal Executive Officer)

/s/ Richard Glickman	Vice President of Finance and Chief Accounting Officer	October 6, 2022
Richard Glickman	(Principal Financial Officer and Principal Accounting Officer)

/s/ Donald W. Reeve	Chairman of the Board	October 6, 2022
Donald W. Reeve

/s/ Andrew Hoyen	President, Chief Operating Officer and Director	October 6, 2022
Andrew Hoyen

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